Exhibit 10.35

LOAN MODIFICATION AGREEMENT

This LOAN MODIFICATION AGREEMENT (this “Agreement”) is made and entered into as of this 4th day of October, 2022 (the “Effective Date”), by and between WAHA TECHNOLOGIES, INC., a Georgia corporation (“Borrower”), and GC OPPORTUNITIES 2 PRIVATE FUND, LP, a Delaware limited partnership (“Lender” and, together with the Borrower, the “Parties”).

Recitals

A.    Lender previously made a loan to Borrower in the principal amount of $1,849,888.20 (“Loan”), which loan is evidenced and secured by, among other things, (i) that certain Loan and Security Agreement 1-B entered into by and between Borrower and Lender dated effective as of February 15, 2022 (the “Loan Agreement”), and (ii) that certain Interest Only Balloon Note 1-B executed by Borrower in favor of Lender in the principal amount of $1,849,888.20 dated February 15, 2022 (the “Note” and, together with the Loan Agreement and all other documents, agreements, and instruments executed or delivered in connection with, or evidencing, securing, guaranteeing or relating to, the Loan, together with any and all extensions, revisions, modifications, amendments or restatements at any time made to any of the foregoing, are referred to herein collectively as the “Loan Documents”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed such terms in the Loan Agreement.

B.    Borrower is in default under the Note and other Loan Documents for having failed to pay the monthly installments of interest that were due and owing to Lender on July 15, 2022, August 15, 2022 and September 15, 2022 (the “Payment Default”).

C.    Borrower has requested that Lender (the “Borrower Requests”) (1) provide a one- time waiver of the Payment Default, and (2) agree to defer the monthly installments of interest that were due and owing on July 15, 2022, August 15, 2022 and September 15, 2022, along with the monthly installments of interest that will be due and owing on October 15, 2022, November 15, 2022, and December 15, 2022 (such six (6) monthly installments being referred to herein, collectively, as the “Deferred Interest Payments”) until the Maturity Date of the Loan on February 15, 2026—which Lender has agreed to subject to the terms and conditions set forth in this Agreement.

D.    Borrower acknowledges and agrees that Lender’s agreement to the Borrower Requests on the terms and conditions set forth herein, shall result in a direct and tangible benefit to Borrower.

Agreement

NOW, THEREFORE, in consideration of the above Recitals, each of which the Parties acknowledge are true and correct and each of which are incorporated into and made an integral part of this Agreement, and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties hereto, the Parties hereby agree as follows:

1.    Acknowledgment by Borrower. Borrower acknowledges and agrees as follows:

a.    That the Recitals to this Agreement are true, accurate and complete in all material respects, and are contractual and incorporated by reference and made a part of this Agreement. The Loan is in default as a result of the Payment Default, and subject to the agreement of Lender set forth herein, Lender is free to exercise any and all of its rights and remedies under the Loan Documents and applicable law.

b.    That as of September 29, 2022, (i) the outstanding principal balance owing under the Note is $1,849,888.20, and the outstanding accrued but unpaid interest owing under the Note is $65,512.83 (with a per diem of $616.63). Borrower acknowledges and agrees that the foregoing amounts remain outstanding and unpaid and are not subject to offset, deduction or counterclaim of any kind or character whatsoever, and are subject to increase as a result of any and all interest, fees and other charges which are or shall become due and payable to Lender under the terms of the Note and other Loan Documents.

c.    That in accordance with the terms of the Loan Documents, Borrower is also liable for the payment of all of Lender’s fees and expenses incurred in insuring, maintaining and preserving the Collateral, which fees and costs, whether incurred before or after the Effective Date, constitute additional indebtedness owing under the Loan Documents and secured by the Collateral pledged to Lender under the Loan Documents.

d.    That, as of the Effective Date, the Lender’s security interests in and liens on the collateral pledged to Lender under the Loan Documents, and any and all proceeds relating thereto or arising therefrom, are in full force and effect.

2.    Waiver of Payment Default. Upon execution hereof by all Parties and Borrower’s satisfaction of the Conditions Precedent (as said term is defined below), Lender hereby grants Borrower a one-time limited waiver solely as to the Payment Default, including the default interest to be charged to Borrower pursuant to Section 2 of the Note (the “Payment Default Waiver”), provided, however, Lender is not waiving the Late Fee (as said term is defined in Section 6(A) of the Note) resulting from the Payment Default in the aggregate amount of $5,549.67, being three (3) Late Fees each in the amount of $1,849.89, which Borrower shall pay to Lender on or before January 15, 2023.

3.    Deferred Interest Payments. Upon the Parties’ execution hereof and Borrower’s timely and complete satisfaction of the Conditions Precedent, the Note and other Loan Documents are amended such that Borrower shall not have to pay the Deferred Interest Payments as and when owing under the Note. Borrower shall instead be responsible for paying the Deferred Interests Payments to Lender in a lump sum payment in full on the Maturity Date, in addition to all other indebtedness owing to Lender under the Note and Loan Documents.

4.    Collateral Value Reporting. Upon the Parties’ execution hereof, Borrower agrees that the semi-annual collateral valuation reporting required pursuant to Section 2.11(c) of the Loan Agreement, along with any corresponding true-up obligations owing by Borrower to Lender in Section 2.3 of the Loan Agreement on account of such valuation, shall commence on January 1, 2023 (and not March 1, 2023). In conjunction herewith, the Parties acknowledge and agree that the current reference to “Section 2.11(b)” in Section 2.3 of the Loan Agreement is a typo, and agree that “Section 2.11(b)” in Section 2.3 of the Loan Agreement is hereby deleted and replaced with “Section 2.11(c)”.

5.    No Other Modifications; Liabilities Continue in Full and Effect. Except as expressly amended hereby, the terms of the Note and the other Loan Documents (including but not limited to the defaults, Defaults, events of default, or Events of Defaults set forth therein and the rights and remedies of Lender upon the occurrence thereof), and all indebtedness, liabilities and obligations of Borrower to Lender under the Loan Documents, shall remain in full force and effect, shall continue to be secured by (among other things) the Collateral, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the Parties contained herein. By granting the Payment Default Waiver and the Deferred Interest Payments as provided herein, Lender is not in any other way waiving or releasing the Loan Documents or any obligations owing by Borrower thereunder, and granting the Payment Default Waiver and the Deferred Interest Payments as provided herein shall not establish a course of dealing or otherwise indicate any willingness on behalf of Lender to waive any other or future Default or Event of Default or defer any other or future obligations under the terms of the Loan Documents.

6.    Collateral.

a.    Grant/Re-Grant of Lien; Further Assurances. Borrower acknowledges, agrees and ratifies that Exhibit “A” attached hereto is part of Exhibit “A” as referenced in Section 1.2 of the Loan Agreement setting forth the Equipment that serves as part of the Collateral pledged by Borrower to Grantor as security for the Loan. Borrower hereby grants, bargains, sells, transfers, assigns, sets over, conveys, re-grants, re-bargains, re-sells, re-transfers, re-assigns, re-sets over and re-conveys to Lender, its successors and assigns, a lien and security interest in all of Borrower’s right, title and interest in and to the Collateral as security for the indebtedness and obligations owing under the Loan Documents. Borrower agrees to execute, or cause to be executed, any documents that Lender deems necessary, in Lender’s sole and complete discretion, to perfect or continue Lender’s security interests in and to the Collateral.

b.    No Transfer of Collateral. Except as expressly provided herein or in any of the other Loan Documents, no legal or equitable title or interest in any Collateral shall be transferred, conveyed, pledged, or otherwise assigned until all obligations of Borrower to Lender have been fully paid and satisfied, unless Lender shall consent in writing prior to such transfer.

c.    Access to Collateral. Borrower agrees to provide Lender with immediate access to the Collateral within two (2) business days of receiving written request for such access by Lender, for purposes of appraisals, inspection, or any other purpose. Without limiting the foregoing, if at any time Lender in its sole discretion believes in good faith that (i) the market value of the Collateral may have declined below the appraised value utilized by Lender at the time of the original loan closing date or any renewal thereof, or (ii) any applicable law or regulation requires Lender to obtain a current appraisal, Lender may obtain at Borrower’s sole cost and expense, a current appraisal of the Collateral to be ordered by Lender from an appraiser designated by Lender, which shall be in a form and containing the content required by Lender. Borrower shall cooperate fully with each such appraiser and provide all documents and information as such appraiser may request in connection with such appraiser’s performance and preparation of its appraisal. Without limiting any other provision herein, Borrower’s failure to promptly and fully comply with Lender’s requirements under this paragraph shall, without further notice, constitute a default, Default, event of default, and Event of Default under this Agreement and all other Loan Documents.

7.    Conditions Precedent. Notwithstanding anything to the contrary herein, the obligations of Lender hereunder and the enforceability of the terms and conditions of this Agreement against Lender are conditioned expressly upon the satisfaction of the following conditions on or before the Effective Date (collectively, the “Conditions Precedent”):

a.    Borrower shall have delivered, or caused to be delivered, to Lender:

i.    this Agreement duly executed by Borrower;

ii.    evidence satisfactory to Lender, in Lender’s sole discretion, that Borrower has been released of all indebtedness and obligations owing by Borrower to Turning Rock Fund I-IX LLC (and the lender parties on whose behalf it acts/acted as administrative agent), including, without limitation, all indebtedness and obligations owing by Borrower pursuant to that certain Credit Agreement entered into by and between Borrower, the lender parties thereto, and Turning Rock Fund I-IX LLC, as administrative agent, dated May 26, 2021, as the same may have been amended or modified from time to time, and that all UCC-1 Financing Statements filed by Turning Rock Fund I-IX LLC in connection therewith (including, without limitation, Georgia Filing No. 0332021-02308) have been released and terminated;

iii.    evidence satisfactory to Lender, in Lender’s sole discretion, that the UCC-1 Financing Statements filed by Maverick Leasing Partners, LLC (Filing Nos. 157- 2021-000195 and 0332021-02934) have been released and terminated;

iv.    an Acknowledgment of Lien Priority and Subordination in form attached hereto as Exhibit “B” duly executed by Alder Opportunity, LP and Alder Mortgage Group, LLC, on behalf of themselves and all lender parties for which they serve as administrative agent or servicer, recognizing that Lender has a first-priority lien in and to the Collateral and, for the avoidance of doubt, subordinating any and all liens they may have in and to the Collateral to Lender’s liens on the Collateral (the “Alder Acknowledgment”);

v.    such other evidence, as determined by Lender in its sole discretion, demonstrating that Lender has a first-priority, perfected security interest in the Collateral; and

vi.    an incumbency certificate signed on behalf of Borrower authenticating and attaching resolutions signed by all directors of Borrower, which authorize the execution, delivery, and performance of this Agreement and all other documents required to be executed by Borrower under the terms and conditions of this Agreement; and

b.    Borrower shall have paid to Lender the attorneys’ fees and costs incurred by Lender in the amount of $2,935.25 as a result of Borrower’s default;

c.    All documents and instruments executed and delivered in connection with this Agreement shall be satisfactory in form and substance to Lender and its counsel (at Lender’s sole discretion); and

d.    All representations and warranties of Borrower to Lender set forth in this Agreement and the other Loan Documents shall be accurate and complete in all material respects on and as of the Effective Date, and the Borrower shall be in full compliance with all covenants contained in this Agreement and the other Loan Documents on and as of the Effective Date (with the sole exception of the Payment Default as addressed herein).

8.    Reaffirmation of Loan Documents and Loan Obligations. Subject only to the modifications provided for in this Agreement, no action of Lender under this Agreement or otherwise shall act to release Borrower from any obligations to Lender under any of the Loan Documents, and the Loan Documents and obligations thereunder are hereby ratified and affirmed the same as if repeated on this date, and Borrower hereby acknowledges and agrees that no defenses or offsets exist with respect to said obligations. Borrower hereby ratifies and confirms that, except to the extent modified according to the terms of this Agreement, all terms and conditions of the Loan Documents remain in full force and effect and constitute the legal, valid and binding obligations of Borrower enforceable in accordance with the terms stated therein. Borrower promises and agrees to pay the indebtedness evidenced by the Note in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Note and all other Loan Documents (as amended hereby).

9.    No Set-offs, Counterclaims, etc. Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note and the other Loan Documents, as each are hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note and the other Loan Documents, as each are hereby amended.

10.    Representations and Warranties. Except for the Payment Default, Borrower represents and warrants to Lender that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from Borrower under the Note and the other Loan Documents, as each are amended hereby. Borrower further represents and warrants to Lender that all representations of Borrower in the Note and the other Loan Documents are true and correct on the Effective Date, as if made on the Effective Date.

11.    One-Time Waiver of Payment Default; No Waiver of any Other Present or Future Defaults. Upon Borrower’s timely and complete satisfaction of the Conditions Precedent, Lender agrees to a one-time waiver of the Payment Default. With the sole exception of Lender’s one-time waiver of the Payment Default upon Borrower’s timely and complete satisfaction of the Conditions Precedent, Borrower acknowledges and agrees that Lender is in no way waiving any existing or future defaults, Defaults, events of default, or Events of Default under the Loan Documents, nor its rights to exercise its remedies under the Loan Documents in case of such defaults, Defaults, events of default, or Events of Default. Without limiting the foregoing, no delay or failure on the part of Lender in the exercise of any right, power or privilege granted under the Loan Documents, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any default, Default, event of default, or Event of Default under the Loan Documents, or acquiescence therein; and no single or partial exercise of such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against Lender unless made in writing and signed by Lender, and then only to the extent expressly specified therein.

12.    Release. In consideration of the Lender entering into this Agreement, and without any contingency, precondition or condition subsequent, Borrower, for itself and on behalf of its agents, representatives, employees, contractors, attorneys, members, directors, officers, trustees, affiliates, parents, subsidiaries, successors and assigns (collectively, the “Borrower Releasors”), hereby jointly and severally and fully and forever releases, relinquishes, discharges, settles, and compromises any and all claims, cross-claims, counterclaims, causes, damages and actions of every kind and character, and all suits, costs, damages, expenses, compensation and liabilities of every kind, character and description, whether direct or indirect, known or unknown, disclosed or hidden, in law or in equity, which Borrower or any of the Borrower Releasors had, have or will have against the Lender and/or the Lender’s past, present and future agents, representatives, employees, contractors, attorneys, directors, officers, trustees, affiliates, parents, subsidiaries, general partners, limited partners, stockholders, successors and assigns (collectively, the “Lender Releasees”), on account of, arising, or resulting from, or in any manner incidental to, any and every thing or event occurring or failing to occur at any time in the past up to and including the Effective Date, including, without limitation, any claims relating to the Loan, this Agreement, the Note and the other Loan Documents (as each are hereby amended), any act or event relating to the Lender’s administration of the Loan, and/or any other transaction contemplated by this Agreement, the Note or any other Loan Document (as each are hereby amended). The provisions of this paragraph shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. In addition to, and without limiting the foregoing, Borrower, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably, covenants and agrees not to sue (at law, in equity, in any regulatory proceeding or otherwise) Lender or any other party released in this paragraph on the basis of any claim released, remised and/or discharged pursuant to this paragraph. The provisions of this paragraph shall survive the payment and satisfaction of the obligations owing on the Loan and under the Loan Documents.

13.    Attorneys’ Fees and other Expenses of Lender. If and to the extent not provided for in the Note and other Loan Documents, Borrower acknowledges and agrees that Borrower shall be liable for the payment of all of Lender’s reasonable attorneys’ fees and expenses and other collection costs incurred in connection with the enforcement of the Loan Documents. Borrower further acknowledges and agrees that all such fees, costs and expenses shall be immediately due and owing to Lender as and when incurred, shall constitute additional indebtedness owing under the Loan Documents, and shall be secured by the Collateral.

14.    Financial Statements. In addition to complying with all reporting requirements contained in the Loan Documents, commencing November 1, 2022, and continuing on the same day of each month thereafter until all indebtedness owing under the Loan Documents has been paid, Borrower shall provide current and updated financial statements to Lender, including, without limitation, profit and loss statements, cash flow statements, and balance sheets. Without limitation of the foregoing, Borrower shall deliver to Lender such financial information as Lender may reasonably request from time to time, including, without limitation, updated financial statements, tax returns and other information pertaining to Borrower’s financial condition, and such information shall be true, complete, and accurate and in form and substance satisfactory to Lender at its sole and complete discretion.

15.    No Further Commitment or Course of Dealing. Borrower expressly acknowledges and agrees that (a) Lender has not made and is not making any commitment for, and that there is no understanding, explicit or implicit, relating to or affecting, financing for any time beyond the Effective Date, (b) Lender has made no commitment with respect to, and there is no understanding, explicit or implicit, relating to or affecting the terms of any future reinstatement, extension or modification of the Loan or the Loan Documents, and (c) no course of dealing exists that would require the Lender to extend the obligations set forth in this Agreement or the other Loan Documents.

16.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

17.    Governing Law. This Agreement shall be subject to the same the laws of the State of Georgia, without giving effect to its conflicts of law principles.

18.    Waiver of Jury Trial. Each Party hereby irrevocably and unconditionally waives any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement, the Loan, the Note and other Loan Documents (as each are hereby amended), and the performance of the provisions hereof and thereof, whether sounding in contract, tort or otherwise.

19.    Counterparts. This Agreement may be executed in any number of counterparts, with PDF or facsimile signatures, with the same effect as if all of the Parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one agreement. Absent an original signature, it is hereby understood and agreed that a PDF or facsimile signature shall be binding upon the Parties and otherwise admissible under the Best Evidence Rule.

20.    Advice of Counsel. Borrower represents to Lender that it has discussed this Agreement with counsel, or has had the opportunity to discuss this Agreement with counsel and has elected not to do so, and that it fully understands the terms hereof, and that it has not relied upon any representation or statement of Lender in regards thereto.

21.    Construction. Each Party acknowledges that it has participated in the negotiation of this Agreement and no provision of this Agreement shall be construed against or interpreted to the disadvantage of any Party hereto by any court or other governmental or judicial authority by reason of such Party having or being deemed to have structured, dictated or drafted such provision. All terms of this Agreement were negotiated at arms-length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the Parties upon the other. The execution and delivery of this Agreement is the free and voluntary act of the Parties.

22.    Subheadings. Paragraph or other headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

23.    Entire Agreement. This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and contains all of the terms agreed upon among the Parties with respect to the subject matter hereof. This Agreement supersedes all prior oral and written (and all contemporaneous oral) negotiations, discussions, writings and agreements relating to the subject matter of this Agreement as a complete and final integration thereof. This is a fully integrated agreement. This Agreement may not be altered or modified by oral agreement or representation or otherwise, except by a writing of subsequent date hereto signed by all parties in interest at the time of the alteration or modification.

24.    Authority of Borrower. Borrower represents and warrants to Lender that: (i) Borrower is a corporation organized, validly existing, and in good standing under the laws of the State of Georgia; (ii) there have been no changes in the organization, composition, ownership structure or formation documents of the Borrower or its direct or indirect members since the closing of the Loan, and Borrower has the power and authority to execute, deliver and perform this Agreement, and all other documents required to be executed by Borrower under this Agreement, and the same have been duly executed and delivered by Borrower; (iii) this Agreement, and all other Loan Documents to which Borrower is a party, constitute valid and legally binding obligations of Borrower, enforceable in accordance with the respective terms stated therein; (iv) the execution, delivery and performance by Borrower of this Agreement and all other Loan Documents to which Borrower is a party, will not and did not, violate, conflict with, or constitute any default under any law (including laws relating to usury), government regulation, or any other agreement or instrument binding upon Borrower; and (v) no approval, authorization or other action by, or filing with, any governmental official, board or authority is required in connection with the execution and delivery of this Agreement, or any of the other Loan Documents to which Borrower is a party, and the performance of the provisions thereof, except such approvals and authorizations as have been received, such actions as have been taken, and such filings as have been made.

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IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be executed by their respective duly authorized representatives, all as of the date first set forth above.

BORROWER: WAHA TECHNOLOGIES, INC., a Georgia corporation

By:	/s/ Robert C. Bissell
Name: Robert C. Bissell Title: Authorized Officer

LENDER: GC OPPORTUNITIES 2 PRIVATE FUND, LP, a Delaware limited partnership

By:	/s/ Todd Jones
Name: Todd Jones Title: CIO